                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                OCTOBER 24, 2000




                               CNET NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


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      DELAWARE                      0-20939                     13-3696170
   (State or Other              (Commission File             (I.R.S. Employer
    Jurisdiction                    Number)                 Identification No.)
  of Incorporation)

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                              150 CHESTNUT STREET,
                         SAN FRANCISCO, CALIFORNIA 94111
               (Address of Principal Executive Offices) (Zip Code)

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               Registrant's Telephone Number, Including Area Code:
                                 (415) 395-7800


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ITEM 5.    OTHER ITEMS.

         On October 24, 2000, .CNET Networks announced its financial results for the quarter ended September 30, 2000. The company also announced its pro forma financial results as if its acquisition of Ziff-Davis, Inc., which closed on October 17, 2000, had occurred on January 1, 1999. More information about the merger can be found in the company's Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 filed on September 8, 2000.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.




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(c)      Exhibits.

         The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.


EXHIBIT NO.     TITLE
-----------     -----
  99.1          CNET Networks, Inc. Consolidated Statements of Income and
                Balance Sheet for the period ended September 30, 2000

  99.2          Pro Forma Financial Statements for CNET Networks, Inc.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 2000

                                      CNET NETWORKS, INC.



                                      By:     /s/ DOUGLAS WOODRUM
                                         ---------------------------------------
                                         Name:   Douglas Woodrum
                                         Title:  Chief Financial Officer


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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
  99.1          CNET Networks, Inc. Consolidated Statements of Income and
                Balance Sheet for the period ended September 30, 2000

  99.2          Pro Forma Financial Statements for CNET Networks, Inc.